Exhibit 32.1

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of HEICO Corporation (the "Company") on Form 10-Q for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Laurans A. Mendelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 31, 2005                                 /S/ LAURANS A. MENDELSON
                                                       -------------------------
                                                       Laurans A. Mendelson
                                                       Chief Executive Officer